U.S. Card Member Loans	Exhibit 99.1

Ending U.S. Card Member loans:	Jan. 31, 2015	Feb. 28, 2015	Mar. 31, 2015	Apr. 30, 2015	May 31, 2015	Jun. 30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	(Preliminary) Mar. 31, 2016
U.S. Consumer
Loans held for investment	$50,915	$49,151	$50,261	$50,536	$51,821	$51,812	$51,851	$52,661	$52,160	$52,551	$53,818	$43,496	$42,474	$41,697	$42,432
Loans held for investment related to Costco and JetBlue*	12,509	11,869	12,236	12,231	12,648	12,582	12,476	12,579	12,164	12,055	12,329	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$38,406	$37,282	$38,024	$38,305	$39,173	$39,230	$39,375	$40,082	$39,996	$40,496	$41,489	$43,496	$42,474	$41,697	$42,432
Total loans held for investment, growth versus prior year	8%	7%	7%	7%	7%	7%	6%	7%	7%	7%	7%	(18)%	(17)%	(15)%	(16)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	7%	7%	7%	7%	7%	7%	7%	8%	8%	9%	9%	10%	11%	12%	12%
Loans held for sale related to Costco and JetBlue*	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$12,755	$11,789	$10,901	$9,745

* Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. On March 18, 2016, the sale of the JetBlue portfolio was completed.

Ending U.S. Card Member loans:	Jan. 31, 2015	Feb. 28, 2015	Mar. 31, 2015	Apr. 30, 2015	May 31, 2015	Jun. 30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	(Preliminary) Mar. 31, 2016
U.S. Small Business
Loans held for investment	$9,473	$9,378	$9,669	$9,765	$10,014	$9,919	$9,917	$9,970	$9,973	$10,195	$10,126	$7,951	$8,042	$7,970	$8,268
Loans held for investment related to Costco and JetBlue*	2,346	2,262	2,359	2,366	2,446	2,413	2,387	2,377	2,292	2,288	2,295	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$7,128	$7,116	$7,309	$7,398	$7,568	$7,505	$7,531	$7,594	$7,681	$7,907	$7,831	$7,951	$8,042	$7,970	$8,268
Total loans held for investment, growth versus prior year	9%	9%	9%	8%	9%	9%	9%	8%	9%	10%	8%	(16)%	(15)%	(15)%	(14)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	9%	9%	9%	10%	10%	10%	10%	10%	12%	13%	12%	13%	13%	12%	13%
Loans held for sale related to Costco and JetBlue*	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$2,345	$2,200	$2,063	$2,032

* Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. On March 18, 2016, the sale of the JetBlue portfolio was completed.

Ending U.S. Card Member loans:	Jan. 31, 2015	Feb. 28, 2015	Mar. 31, 2015	Apr. 30, 2015	May 31, 2015	Jun. 30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	(Preliminary) Mar. 31, 2016
Total U.S. Consumer and Small Business
Loans held for investment	$60,388	$58,529	$59,929	$60,301	$61,835	$61,731	$61,768	$62,631	$62,133	$62,746	$63,944	$51,446	$50,516	$49,666	$50,699
Loans held for investment related to Costco and JetBlue*	14,855	14,131	14,596	14,597	15,095	14,996	14,863	14,955	14,456	14,343	14,624	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$45,533	$44,398	$45,334	$45,703	$46,740	$46,735	$46,905	$47,676	$47,677	$48,404	$49,320	$51,446	$50,516	$49,666	$50,699
Total loans held for investment, growth versus prior year	8%	8%	7%	7%	7%	7%	7%	7%	7%	8%	7%	(18)%	(16)%	(15)%	(15)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	7%	7%	7%	7%	8%	8%	8%	8%	9%	10%	10%	10%	11%	12%	12%
Loans held for sale related to Costco and JetBlue*	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$15,100	$13,988	$12,964	$11,777

* Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. On March 18, 2016, the sale of the JetBlue portfolio was completed.

Delinquency and Write-off Rate Statistics:**	Jan. 31, 2015	Feb. 28, 2015	Mar. 31, 2015	Apr. 30, 2015	May 31, 2015	Jun. 30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	(Preliminary) Mar. 31, 2016
U.S. Consumer
30 days past due loans as a % of total loans	1.0%	1.0%	0.9%	0.9%	0.9%	0.9%	0.9%	0.9%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%
Net write-off rate - principal only	1.5%	1.6%	1.5%	1.5%	1.3%	1.3%	1.3%	1.3%	1.2%	1.4%	1.5%	1.4%	1.4%	1.4%	1.5%
U.S. Small Business
30 days past due loans as a % of total loans	1.0%	1.0%	1.0%	1.0%	0.9%	0.9%	0.9%	0.9%	1.0%	1.0%	1.0%	1.1%	1.0%	1.1%	1.0%
Net write-off rate - principal only	1.4%	1.4%	1.2%	1.3%	1.3%	1.2%	1.4%	1.4%	1.1%	1.3%	1.2%	1.2%	1.4%	1.4%	1.4%

**All credit metrics for total loans held for investment. Costco and JetBlue loans reclassified as held for sale as of December 2015.